                      PROMISSORY NOTE
                         ("Note")

Principal Sum:
      One Hundred Seventy Three     Minneapolis, Minnesota
      Thousand Nine Hundred Four         December 31, 1996
   and No/100 Dollars ($173,904.00)


   FOR VALUE RECEIVED, the undersigned, Kerry A.
Kramp ("Maker"), promises to pay to the order of Buffets, Inc., a Minnesota corporation, its successors and assigns
("Holder"), at Holder's office at 10260 Viking Drive, Eden
Prairie, Minnesota 55344, or at any other place designated in writing by Holder, in lawful money of the United States of America the Principal Sum set forth above, together with interest accruing from the date of this Note on the unpaid principal balance at the rate of eight percent (8%) per annum or at the highest rate permitted by law, whichever is less.

    1.Payments. Maker shall make payments against the unpaid balance of principal and interest on a bi-weekly basis coinciding with Buffets, Inc.'s corporate employee payroll schedule, in the amount of Six Hundred One and 92/100 Dollars ($601.92) ("bi-weekly payment obligation"), on each such bi-weekly payroll date, commencing on the first bi-weekly payroll date after the date of this Note and continuing thereafter until the outstanding principal and interest amount is fully repaid or until the remaining balance is otherwise due and payable as set forth herein.
Maker hereby irrevocably authorizes Holder to set-off the bi-weekly payment obligation from indebtedness of Holder to Maker now existing or hereafter accruing, whether arising related to payroll amounts, bonuses, expense reimbursements, or otherwise. Maker shall be responsible for all taxes and other assessments due on the amounts deducted, such deductions to be made after-tax. Maker's assignment of his right to otherwise receive such proceeds and his authorization for Holder to make such deductions shall be in addition to, and not in lieu of, any other right of collection of Holder. Holder specifically reserves the right, in addition to its right of set-off and deduction, to demand that the bi-weekly payment obligation be made by Maker in whole or in part in cash or by check.

The entire remaining unpaid balance of prinicipal and interest shall be due and payable on December 31, 2000.

    2.Acceleration. Holder may, at its option, elect to declare the entire unpaid balance of this Note immediately due and payable (i) if any payment is not made within 10 days of the due date, (ii) if Maker is in default of the Pledge Agreement (as defined below), or (iii) if for any reason or no reason Maker's employment with Buffets, Inc. terminates. Furthermore, this Note shall become automatically due and payable (including unpaid interest accrued hereon) without notice or demand should Maker die or should a petition be filed by or against Maker under the United States Bankruptcy Code or any other law relating to insolvency, reorganization, receivership or relief of debtors, which petition is not subsequently withdrawn or dismissed within ninety (90) days of filing.

    3.Security. This Note is secured by the pledge of certain securities and other assets, as described in the Pledge Agreement of even date herewith, a specimen of which is attached hereto as Exhibit A (the "Pledge Agreement"), to which reference is made for a description of the collateral and the rights of Holder and Maker with regard to such collateral.

    4.Prepayment. Maker may prepay this Note without penalty at any time. Any such prepayment shall be applied first to pay interest accrued to the date of prepayment and second to reduce the principal balance, with the most remote principal payment under this Note being prepaid first.

    5.Presentment and Demand.  Maker waives
presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Holder need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Holder to be a true and correct copy of this Note.

    6.Legal Fees. If any legal action or other proceeding is brought by Holder for the collection of this Note, Maker agrees to pay all reasonable sums for Holder's attorneys' fees and costs, at trial, on appeal, for any petition for review, and in any bankruptcy proceeding.

    7.Applicable Law. This Note shall be governed by the substantive laws of the State of Minnesota, except insofar as Holder may rely on the laws of the United States to justify the interest rate charged hereunder.

   IN WITNESS WHEREOF, the undersigned has executed this Note as of the date set forth above.

                                 "Maker"


                                 ____/Signature/____
                                 Kerry A. Kramp
                                 9043 Victoria Drive
                                 Eden Prairie, MN  55347


 STATE OF MINNESOTA)
                   ) ss.
 COUNTY OF HENNEPIN)


   The foregoing instrument was executed before me this thirty first day of December 1996, by Mr. Kerry A.
Kramp, personally known to the undersigned notary.


     (seal)                      ____/Signature/____
                                 Notary Public




                        Exhibit "A"
                                                (SPECIMEN)
                  STOCK PLEDGE AGREEMENT


   This PLEDGE AGREEMENT, dated and effective as of December 31, 1996 ("Pledge Agreement"), is by and between

Kerry A. Kramp (the "Pledgor") and Buffets, Inc. (the
"Pledgee").

                         RECITALS

    A.Pledgor previously entered into that certain promissory note dated August 23, 1993 in favor of HomeTown
Buffet, Inc., together with an accompanying pledge agreement of even date therewith, and thereafter entered into another promissory note dated April 13, 1995
(collectively, the "prior notes and pledge").

    B.Pledgor acknowledges that HomeTown Buffet, Inc.
assigned its interests in the prior notes and pledge to Buffets, Inc. effective September 20, 1996.

    C.Pledgor requested and Pledgee has agreed that (i)
Pledgee would loan certain additional funds to Pledgor,
(ii) that such additional funds would be consolidated with the outstanding balance under the prior notes and pledge,
(iii) that the consolidated loan balance would be reflected in a new Promissory Note of even date herewith (the
"Note"), and (iv) that a new Stock Pledge Agreement would be entered into securing Pledgor's payment obligations to Pledgee under the Note according to the terms set forth herebelow.

    D.Pledgor acknowledges that the principal amount of the Note, One Hundred Seventy Three Thousand Nine
Hundred Four and No/100 Dollars ($173,904.00), correctly reflects the consolidated balance of the principal and interest due under the prior notes and pledge as of the date of the Note, together with all subsequent new advances through the date of the Note.

    E.To induce Pledgee to make the above-described loan and to secure the obligations of Pledgor under the Note, Pledgor wishes to pledge his currently outstanding options to purchase Common Stock of Buffets, Inc.
(including vested options, warrants and rights as of this date as well as those that vest in the future), any shares of stock received upon exercise of any of the foregoing and any funds and other issue realized in the sale of such stock, and any other securities of Buffets, Inc. owned or acquired by Pledgor.

    1.Security for Obligations.

   This Pledge Agreement secures the payment of all present and future obligations of Pledgor under the Note, whether for principal or interest (the "Obligations").

    2.Collateral.

   The Collateral shall consist of the following:

    a.Any and all securities of Buffets, Inc. held by Pledgor as of the date hereof or hereafter acquired, including but not limited to (i) Common Stock of Pledgee;
and (ii) options, warrants and rights to purchase Common
Stock of Pledgee (including vested options, warrants and rights as of this date as well as options, warrants and rights that vest in the future, to the full extent that the same can be pledged as collateral as a matter of law
[collectively, "options"]), together with all of the following proceeds or issue flowing therefrom or in any way related thereto, regardless of whether the options themselves may be pledged as a matter of law: any shares of stock received upon exercise of any options, any proceeds derived from the exercise of the options or conversion of the stock received upon exercise, rights of conversion and any proceeds or resulting asset associated therewith. (All of the foregoing collectively and severally referred to herein as the "Pledged Securities"). The certificates reflecting the Pledged Securities (together with stock powers properly executed in blank), and other documents evidencing these securities, have been delivered to Pledgee, together with all new, substituted and additional securities issued at any time with respect to those securities;

    b.All now-existing and hereafter-arising rights with respect to the Pledged Securities, including, without limitation, all exercise and voting rights and all rights to cash and noncash dividends on account of the Pledged Securities; and

    c.All proceeds of the foregoing Collateral.
For purposes of this Pledge Agreement, the term "proceeds" includes whatever is receivable or received when any of the Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto and also includes all interest, dividends and other property receivable or received on account of the collateral or proceeds thereof.

    3.Representations and Warranties.

   Pledgor represents and warrants that:

    a.Except as contemplated herein, delivery and performance by Pledgor of this Pledge Agreement will not contravene, constitute a default under or result in the imposition of a lien upon any property of Pledgor pursuant to any applicable law or regulation or any contract, agreement, judgment, order, decree or other instruments binding upon or affecting Pledgor;

    b.This Pledge Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms;

    c.As of the date hereof, there is no action, suit or proceeding pending or threatened against Pledgor that might adversely affect the Collateral in any material respect;

    d.Pledgor is the sole owner of the Pledged
Securities (or, in the case of after acquired Collateral, at the time Pledgor acquires rights in the Collateral, will be the sole owner thereof); and

    e.No person has (or, in the case of
after-acquired Collateral, at the time the owner of such Collateral acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral superior to that of Pledgee.

    4.Covenants of Pledgor.

   Pledgor agrees:

    a.To do all acts that may be necessary to maintain, preserve and protect the Collateral;

    b.Not to use or permit any of the Collateral to be used unlawfully or in violation of any provision of any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

    c.To pay promptly when due all taxes,
assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any of the Collateral and not to allow or grant any other lien or security interest with respect to the Collateral superior to that of Pledgee;

    d.To procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Pledgee to perfect, maintain and protect its security interests hereunder and the priority thereof;

    e.To appear in and defend any action or
proceeding that may affect Pledgor's title to or Pledgee's interest in the Collateral;

    f.To provide Pledgee with such records or copies thereof and such other reports and information relating to the Collateral as Pledgee may reasonably request from time to time;

    g.Not to surrender or lose possession of (other than to Pledgee) any Collateral or right or interest therein;

    h.To account fully for and promptly deliver to Pledgee, in the form received, all dividends and other distributions received in respect of the Collateral, endorsed to Pledgee, and until so delivered all such property shall be held by Pledgor in trust for Pledgee, separate from all other property of such owners and identified as the property of Pledgee;

    i.To deliver to Pledgee such assignments, stock transfer powers or other documents as Pledgee may reasonably request in compliance with the terms of this Pledge Agreement; and
    j.To provide, upon reasonable request, Pledgee with additional collateral so that the Obligations are at all times fully secured.

    5.Authorized Action by Pledgee.

   Pledgor irrevocably appoints Pledgee as his attorney-in- fact (but Pledgee shall not be obligated to and shall incur no liability to Pledgor or any third party for failure so to do) to do any act that Pledgor is obligated by this Pledge Agreement to do and to exercise such rights and powers as Pledgor might exercise with respect to the Collateral, including, without limitation, the right to:

    a.Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, cancel, surrender, accept, hold or apply other property in exchange for, the Collateral;

    b.Transfer the Collateral to Pledgee's own or its nominee's name; and

    c.Take any other action Pledgee deems
advisable for the purpose of protecting the Collateral.

Such care as Pledgee gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Pledgee's possession, provided, however, that Pledgee shall not be required to make any presentment, demand or protest or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

    6.Administration of the Pledged Securities.

    a.So long as Pledgee forbears from exercising its remedies, Pledgor shall be entitled to vote or consent with respect to the Pledged Securities in any manner and on all matters not inconsistent herewith and, similarly, Pledgee shall have no voting rights to the Pledged
Securities so long as it forbears from exercising its remedies. Pledgor hereby grants to Pledgee an irrevocable proxy for the Pledged Securities, pursuant to which proxy

Pledgee shall be entitled to vote or consent, in its discretion. This irrevocable proxy is coupled with an interest. In such event, Pledgor agrees to deliver to Pledgee such further evidence of the grant of such proxy as Pledgee may request, but no further evidence shall be required in order to allow Pledgee to exercise its voting rights.

    b.If at any time or from time to time after the date hereof, with respect to the Pledged Securities, Pledgor shall receive or shall become entitled to receive any dividend or any other distribution, whether in securities or other property, by way of liquidation, stock-split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger, Pledgor shall immediately deliver all such securities or property, in pledge, to Pledgee as security for the payment and performance of the Obligations in the manner provided for in this Pledge Agreement.
Pledgee shall have the authority, whether or not an Event of Default shall have occurred or be continuing, to receive any cash or other property distributions with respect to the Pledged Securities and to apply such payments against the Obligations in such order as it may elect. Pledgor shall turn over any such payments to Pledgee immediately.
Pledgee may endorse, in its own name or in that of Pledgor, any and all instruments by which any payment on the Collateral may be made, and may take such action as it may deem appropriate from time to time, in its own name or in that of Pledgor, to enforce collection of the Collateral.
For such purpose Pledgor constitutes and appoints Pledgee and each of its officers the attorneys-in-fact of Pledgor, under powers coupled with interests, with full power and substitution in each.

    c.So long as any of the Obligations remain outstanding, Pledgor will not transfer, whether by sale, gift or otherwise, any ownership interest in the Collateral without Pledgee's prior written approval.

    d.Pledgee may exercise any options or warrants that are included in the Pledged Securities, provided, however that any securities received upon exercise shall be subject to this Pledge Agreement.

    e.Upon exercise of Pledgee's rights, all rights of Pledgor pursuant to paragraphs a and b above shall cease, and all such rights shall become vested in Pledgee who shall have the sole right to exercise voting and other consensual rights and to receive and hold dividends subject to this Pledge Agreement.

    7.Events of Default.

   Any one or more of the following events
constitutes an event of default hereunder ("Event of Default"):

    a.Nonpayment of interest or principal on the Note when due;

    b.Breach of any representation, warranty or covenant of Pledgor under this Pledge Agreement;

    c.Death of Pledgor or termination of Pledgor's employment with Pledgee; and

    d.The insolvency of Pledgor; the making by Pledgor of an assignment for the benefit of creditors; the initiation by or against Pledgor of any proceeding under the Federal Bankruptcy Act or any state insolvency law; the appointment of a receiver for any part of property owned by Pledgor; or the issuance of a writ or order of attachment or garnishment against any such property.

    8.Rights of Pledgee.

   Upon the occurrence of an Event of Default and in addition to all rights and remedies at law or in equity or otherwise:

    a.Pledgee may foreclose or otherwise enforce
Pledgee's security interest in the Collateral in any manner permitted by law or provided for herein;

    b.Pledgee may sell or otherwise dispose of the Collateral;

    c.Pledgor covenants and agrees that, upon request of Pledgee, he will deliver to Pledgee for cancellation all of the outstanding options and warrants included in the Pledged securities, free of any lien, security interest, charge, or any other encumbrance, other than the pledge provided for herein;


    d.Pledgor covenants and agrees that to the extent options and warrants are not canceled pursuant to paragraph c, upon request of Pledgee, he will immediately exercise any outstanding exercisable options included in the Pledged Securities to the extent that such options are in-the-money options as of the date of the Event of Default and deliver to Pledgee the stock received upon exercise free of any lien, security interest, charge, or any other encumbrance, other than the pledge provided for herein;

    e.Pledgee may register the Collateral in Pledgee's name and exercise any rights normally incident to the ownership of the Collateral;

    f.Upon 10 days written notice to Pledgor, Pledgee may list any of the Collateral with a reputable, independent business opportunity broker for private sale;

    g.Any cash held by Pledgee as Collateral and all proceeds of any sale of Collateral shall be applied as follows: (i) to pay all of Pledgee's costs and expenses related to the occurrence of the Event of Default or the sale of Pledged Securities; (ii) to pay the principal and interest due on the Note on the date of the sale; and (iii) the balance of such proceeds, if any, shall be paid to Pledgor; and

    h.The rights and remedies granted to Pledgee under this Pledge Agreement and the Note, and the Uniform
Commercial Code, shall be cumulative and may be exercised singly or concurrently with other rights and remedies
Pledgee may have.

    9.General Provisions.

    a.Cumulative Rights. Pledgee's rights, powers and remedies under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Pledgee's security interest in the Collateral.

    b.Waiver. Any waiver, forbearance, failure or delay by Pledgee in exercising, or the exercise or beginning of exercise by Pledgee of any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Pledgee.

    c.Setoff. Pledgor agrees that Pledgee may exercise its right of setoff, if any, with respect to the Obligations in the same manner as if the Obligations were unsecured.

    d.Severability. If any of the provisions of this Pledge Agreement shall be held invalid or unenforceable, this Pledge Agreement and the rights and obligations of the parties hereto shall be construed without reference to such provision and enforced accordingly.

    e.Benefit and Assignment.  This Pledge
Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Pledgor may not voluntarily or involuntarily assign his interests under this Pledge
Agreement without the prior written consent of the Pledgee.

    f.Entire Agreement. This Pledge Agreement embodies the entire agreement and understanding of the parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein. No amendment or waiver of compliance with any provision or condition of this Pledge Agreement or consent pursuant to this Pledge Agreement will be effective unless evidenced by an instrument in writing signed by the parties.

    g.Headings.  The headings in this Pledge
Agreement are for convenience only and will not control or affect the meaning or construction of the provisions of this Pledge Agreement.

    h.Notices. Any notice, demand or request required or permitted to be given under the provisions of this Pledge Agreement shall be in writing and shall be deemed to have been duly delivered on the date of personal delivery or on the date of receipt if mailed by registered or certified mail, postage prepaid and return receipt requested, and shall be deemed to have been received on the date of personal delivery or on the date set forth on the return receipt, to the following addresses, or to such other address as any party may request:

    Pledgor:    Kerry A. Kramp
                10260 Viking Drive
                Eden Prairie, MN 55344

    Pledgee:    Buffets, Inc.
                Attention:  Chief Financial Officer
                10260 Viking Drive
                Eden Prairie, MN 55344

    i.Attorneys' Fees. The prevailing party in any proceeding required to enforce this Pledge Agreement shall be entitled to recover from the other all costs and expenses of enforcement, including reasonable attorneys' fees prior to and at trial, on appeal, on any petition for review, in any arbitration, in any administrative or bankruptcy proceeding, and in any other judicial, quasi-judicial or nonjudicial proceeding.

    j.Applicable Law. This Pledge Agreement shall be governed by the substantive laws of the State of Minnesota.


   EXECUTED as of the day and year first written above.




       PLEDGOR:
                       ----------------------------
                         Kerry A. Kramp

       PLEDGEE:          Buffets, Inc.

                       ----------------------------
                         By: Roe H. Hatlen, CEO


 STATE OF MINNESOTA)
                   ) ss.
 COUNTY OF HENNEPIN)


   The foregoing instrument was executed before me this thirty first day of December 1996, by Mr. Kerry A.
Kramp, personally known to me to be the individual executing the foregoing document in the capacity of "Pledgor".


                       ----------------------------
                         Notary Public






 STATE OF MINNESOTA)
                   ) ss.
 COUNTY OF HENNEPIN)


   The foregoing instrument was executed before me this thirty first day of December 1996, by Mr. Roe H.
Hatlen, personally known to me to be Chairman and Chief
Executive Officer of Buffets, Inc., the Pledgee under the foregoing document.


     (seal)
                       ----------------------------
                         Notary Public

                  STOCK PLEDGE AGREEMENT


   This PLEDGE AGREEMENT, dated and effective as of December 31, 1996 ("Pledge Agreement"), is by and between Kerry A. Kramp (the "Pledgor") and Buffets, Inc. (the "Pledgee").

                         RECITALS


    A. Pledgor previously entered into that certain promissory note dated August 23, 1993 in favor of HomeTown Buffet, Inc., together with an accompanying pledge agreement of even date therewith, and thereafter entered into another promissory note dated April 13, 1995 (collectively, the "prior notes and pledge").

    B. Pledgor acknowledges that HomeTown Buffet, Inc. assigned its interests in the prior notes and pledge to Buffets, Inc. effective September 20, 1996.

    C. Pledgor requested and Pledgee has agreed that (i) Pledgee would loan certain additional funds to Pledgor, (ii) that such additional funds would be consolidated with the outstanding balance under the prior notes and pledge,
(iii) that the consolidated loan balance would be reflected in a new Promissory Note of even date herewith (the "Note"), and (iv) that a new Stock Pledge Agreement would be entered into securing Pledgor's payment obligations to Pledgee under the Note according to the terms set forth herebelow.

    D. Pledgor acknowledges that the principal amount of the Note, One Hundred Seventy Three Thousand Nine Hundred Four and No/100 Dollars ($173,904.00), correctly reflects the consolidated balance of the principal and interest due under the prior notes and pledge as of the date of the Note, together with all subsequent new advances through the date of the Note.

    E. To induce Pledgee to make the above-described loan and to secure the obligations of Pledgor under the Note, Pledgor wishes to pledge his currently outstanding options to purchase Common Stock of Buffets, Inc. (including vested options, warrants and rights as of this date as well as those that vest in the future), any shares of stock received upon exercise of any of the foregoing and any funds and other issue realized in the sale of such stock, and any other securities of Buffets, Inc. owned or acquired by Pledgor.

    1. Security for Obligations.

   This Pledge Agreement secures the payment of all present and future obligations of Pledgor under the Note, whether for principal or interest (the "Obligations").

    2. Collateral.

    The Collateral shall consist of the following:

    a. Any and all securities of Buffets, Inc. held by Pledgor as of the date hereof or hereafter acquired, including but not limited to (i) Common Stock of Pledgee; and (ii) options, warrants and rights to purchase Common Stock of Pledgee (including vested options, warrants and rights as of this date as well as options, warrants and rights that vest in the future, to the full extent that the same can be pledged as collateral as a matter of law [collectively, "options"]), together with all of the following proceeds or issue flowing therefrom or in any way related thereto, regardless of whether the options themselves may be pledged as a matter of law: any shares of stock received upon exercise of any options, any proceeds derived from the exercise of the options or conversion of the stock received upon exercise, rights of conversion and any proceeds or resulting asset associated therewith. (All of the foregoing collectively and severally referred to herein as the "Pledged Securities"). The certificates reflecting the Pledged Securities (together with stock powers properly executed in blank), and other documents evidencing these securities, have been delivered to Pledgee, together with all new, substituted and additional securities issued at any time with respect to those securities;

    b. All now-existing and hereafter-arising rights with respect to the Pledged Securities, including, without limitation, all exercise and voting rights and all rights to cash and noncash dividends on account of the Pledged Securities; and

    c. All proceeds of the foregoing Collateral. For purposes of this Pledge Agreement, the term "proceeds" includes whatever is receivable or received when any of the Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto and also includes all interest, dividends and other property receivable or received on account of the collateral or proceeds thereof.

    3. Representations and Warranties.

   Pledgor represents and warrants that:

    a. Except as contemplated herein, delivery and performance by Pledgor of this Pledge Agreement will not contravene, constitute a default under or result in the imposition of a lien upon any property of Pledgor pursuant to any applicable law or regulation or any contract, agreement, judgment, order, decree or other instruments binding upon or affecting Pledgor;

    b. This Pledge Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms;

    c. As of the date hereof, there is no action, suit or proceeding pending or threatened against Pledgor that might adversely affect the Collateral in any material respect;

    d. Pledgor is the sole owner of the Pledged Securities (or, in the case of after acquired Collateral, at the time Pledgor acquires rights in the Collateral, will be the sole owner thereof); and

    e. No person has (or, in the case of after-acquired Collateral, at the time the owner of such Collateral acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral superior to that of Pledgee.

    4. Covenants of Pledgor.

   Pledgor agrees:

    a. To do all acts that may be necessary to maintain, preserve and protect the Collateral;

    b. Not to use or permit any of the Collateral to be used unlawfully or in violation of any provision of any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

    c. To pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any of the Collateral and not to allow or grant any other lien or security interest with respect to the Collateral superior to that of Pledgee;

    d. To procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Pledgee to perfect, maintain and protect its security interests hereunder and the priority thereof;

    e. To appear in and defend any action or proceeding that may affect Pledgor's title to or Pledgee's interest in the Collateral;

    f. To provide Pledgee with such records or copies thereof and such other reports and information relating to the Collateral as Pledgee may reasonably request from time to time;

    g. Not to surrender or lose possession of (other than to Pledgee) any Collateral or right or interest therein;

    h. To account fully for and promptly deliver to Pledgee, in the form received, all dividends and other distributions received in respect of the Collateral, endorsed to Pledgee, and until so delivered all such property shall be held by Pledgor in trust for Pledgee, separate from all other property of such owners and identified as the property of Pledgee;

    i. To deliver to Pledgee such assignments, stock transfer powers or other documents as Pledgee may reasonably request in compliance with the terms of this Pledge Agreement; and

    j. To provide, upon reasonable request, Pledgee with additional collateral so that the Obligations are at all times fully secured.

    5. Authorized Action by Pledgee.

   Pledgor irrevocably appoints Pledgee as his attorney-in- fact (but Pledgee shall not be obligated to and shall incur no liability to Pledgor or any third party for failure so to do) to do any act that Pledgor is obligated by this Pledge Agreement to do and to exercise such rights and powers as Pledgor might exercise with respect to the Collateral, including, without limitation, the right to:

    a. Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, cancel, surrender, accept, hold or apply other property in exchange for, the Collateral;

    b. Transfer the Collateral to Pledgee's own or its nominee's name; and

    c. Take any other action Pledgee deems advisable for the purpose of protecting the Collateral.

Such care as Pledgee gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Pledgee's possession, provided, however, that Pledgee shall not be required to make any presentment, demand or protest or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

    6. Administration of the Pledged Securities.

    a. So long as Pledgee forbears from exercising its remedies, Pledgor shall be entitled to vote or consent with respect to the Pledged Securities in any manner and on all matters not inconsistent herewith and, similarly, Pledgee shall have no voting rights to the Pledged Securities so long as it forbears from exercising its remedies. Pledgor hereby grants to Pledgee an irrevocable proxy for the Pledged Securities, pursuant to which proxy Pledgee shall be entitled to vote or consent, in its discretion. This irrevocable proxy is coupled with an interest. In such event, Pledgor agrees to deliver to Pledgee such further evidence of the grant of such proxy as Pledgee may request, but no further evidence shall be required in order to allow Pledgee to exercise its voting rights.

    b. If at any time or from time to time after the date hereof, with respect to the Pledged Securities, Pledgor shall receive or shall become entitled to receive any dividend or any other distribution, whether in securities or other property, by way of liquidation, stock-split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger, Pledgor shall immediately deliver all such securities or property, in pledge, to Pledgee as security for the payment and performance of the Obligations in the manner provided for in this Pledge Agreement. Pledgee shall have the authority, whether or not an Event of Default shall have occurred or be continuing, to receive any cash or other property distributions with respect to the Pledged Securities and to apply such payments against the Obligations in such order as it may elect. Pledgor shall turn over any such payments to Pledgee immediately. Pledgee may endorse, in its own name or in that of Pledgor, any and all instruments by which any payment on the Collateral may be made, and may take such action as it may deem appropriate from time to time, in its own name or in that of Pledgor, to enforce collection of the Collateral. For such purpose Pledgor constitutes and appoints Pledgee and each of its officers the attorneys-in-fact of Pledgor, under powers coupled with interests, with full power and substitution in each.

    c. So long as any of the Obligations remain outstanding, Pledgor will not transfer, whether by sale, gift or otherwise, any ownership interest in the Collateral without Pledgee's prior written approval.

    d. Pledgee may exercise any options or warrants that are included in the Pledged Securities, provided, however that any securities received upon exercise shall be subject to this Pledge Agreement.

    e. Upon exercise of Pledgee's rights, all rights of Pledgor pursuant to paragraphs a and b above shall cease, and all such rights shall become vested in Pledgee who shall have the sole right to exercise voting and other consensual rights and to receive and hold dividends subject to this Pledge Agreement.

    7. Events of Default.

   Any one or more of the following events constitutes an event of default hereunder ("Event of Default"):

    a. Nonpayment of interest or principal on the Note when due;

    b. Breach of any representation, warranty or covenant of Pledgor under this Pledge Agreement;

    c. Death of Pledgor or termination of Pledgor's employment with Pledgee; and

    d. The insolvency of Pledgor; the making by Pledgor of an assignment for the benefit of creditors; the initiation by or against Pledgor of any proceeding under the Federal Bankruptcy Act or any state insolvency law; the appointment of a receiver for any part of property owned by Pledgor; or the issuance of a writ or order of attachment or garnishment against any such property.

    8. Rights of Pledgee.

   Upon the occurrence of an Event of Default and in addition to all rights and remedies at law or in equity or otherwise:

    a. Pledgee may foreclose or otherwise enforce Pledgee's security interest in the Collateral in any manner permitted by law or provided for herein;

    b. Pledgee may sell or otherwise dispose of the Collateral;

    c. Pledgor covenants and agrees that, upon request of Pledgee, he will deliver to Pledgee for cancellation all of the outstanding options and warrants included in the Pledged securities, free of any lien, security interest, charge, or any other encumbrance, other than the pledge provided for herein;

    d. Pledgor covenants and agrees that to the extent options and warrants are not canceled pursuant to paragraph c, upon request of Pledgee, he will immediately exercise any outstanding exercisable options included in the Pledged Securities to the extent that such options are in-the-money options as of the date of the Event of Default and deliver to Pledgee the stock received upon exercise free of any lien, security interest, charge, or any other encumbrance, other than the pledge provided for herein;

    e. Pledgee may register the Collateral in Pledgee's name and exercise any rights normally incident to the ownership of the Collateral;

    f. Upon 10 days written notice to Pledgor, Pledgee may list any of the Collateral with a reputable, independent business opportunity broker for private sale;

    g. Any cash held by Pledgee as Collateral and all proceeds of any sale of Collateral shall be applied as follows: (i) to pay all of Pledgee's costs and expenses related to the occurrence of the Event of Default or the sale of Pledged Securities; (ii) to pay the principal and interest due on the Note on the date of the sale; and (iii) the balance of such proceeds, if any, shall be paid to Pledgor; and

    h. The rights and remedies granted to Pledgee under this Pledge Agreement and the Note, and the Uniform Commercial Code, shall be cumulative and may be exercised singly or concurrently with other rights and remedies Pledgee may have.

    9. General Provisions.

    a. Cumulative Rights. Pledgee's rights, powers and remedies under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Pledgee's security interest in the Collateral.

    b. Waiver. Any waiver, forbearance, failure or delay by Pledgee in exercising, or the exercise or beginning of exercise by Pledgee of any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Pledgee.

    c. Setoff. Pledgor agrees that Pledgee may exercise its right of setoff, if any, with respect to the Obligations in the same manner as if the Obligations were unsecured.

    d. Severability. If any of the provisions of this Pledge Agreement shall be held invalid or unenforceable, this Pledge Agreement and the rights and obligations of the parties hereto shall be construed without reference to such provision and enforced accordingly.

    e. Benefit and Assignment. This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Pledgor may not voluntarily or involuntarily assign his interests under this Pledge Agreement without the prior written consent of the Pledgee.

    f. Entire Agreement. This Pledge Agreement embodies the entire agreement and understanding of the parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein. No amendment or waiver of compliance with any provision or condition of this Pledge Agreement or consent pursuant to this Pledge Agreement will be effective unless evidenced by an instrument in writing signed by the parties.

    g. Headings. The headings in this Pledge Agreement are for convenience only and will not control or affect the meaning or construction of the provisions of this Pledge Agreement.

    h. Notices. Any notice, demand or request required or permitted to be given under the provisions of this Pledge Agreement shall be in writing and shall be deemed to have been duly delivered on the date of personal delivery or on the date of receipt if mailed by registered or certified mail, postage prepaid and return receipt requested, and shall be deemed to have been received on the date of personal delivery or on the date set forth on the return receipt, to the following addresses, or to such other address as any party may request:

    Pledgor:    Kerry A. Kramp
                10260 Viking Drive
                Eden Prairie, MN 55344

    Pledgee:    Buffets, Inc.
                Attention:  Chief Financial Officer

                10260 Viking Drive
                Eden Prairie, MN 55344

    i.Attorneys' Fees. The prevailing party in any proceeding required to enforce this Pledge Agreement shall be entitled to recover from the other all costs and expenses of enforcement, including reasonable attorneys' fees prior to and at trial, on appeal, on any petition for review, in any arbitration, in any administrative or bankruptcy proceeding, and in any other judicial, quasi-judicial or nonjudicial proceeding.

    j.Applicable Law. This Pledge Agreement shall be governed by the substantive laws of the State of Minnesota.

   EXECUTED as of the day and year first written above.

       PLEDGOR:          __________/Signature/______
                         Kerry A. Kramp




       PLEDGEE:          Buffets, Inc.

                         ____/Signature/____________
                         By: Roe H. Hatlen, CEO


 STATE OF MINNESOTA)
         ) ss.
 COUNTY OF HENNEPIN)


   The foregoing instrument was executed before me this thirty first day of December 1996, by Mr. Kerry A. Kramp, personally known to me to be the individual executing the foregoing document in the capacity of "Pledgor".

     (seal)              _____/Signature/___________
                         Notary Public





 STATE OF MINNESOTA)
                   ) ss.
 COUNTY OF HENNEPIN)


   The foregoing instrument was executed before me this thirty first day of December 1996, by Mr. Roe H.
Hatlen, personally known to me to be Chairman and Chief
Executive Officer of Buffets, Inc., the Pledgee under the foregoing document.


     (seal)              ___/Signature/_________
                         Notary Public